UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2023

Thunder Bridge Capital Partners III, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39998	85-1445798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia

(Address of principal executive offices, including zip code)

22066

(Zip Code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	TBCPU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TBCP	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	TBCPW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 16, 2022, Thunder Bridge Capital Partners III, Inc. (the “Company”) held a special meeting of its stockholders (the “Meeting”). In connection with the Meeting, as set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2022, the holders of 40,302,259 shares of the Company’s Class A common stock (the “Redeeming Stockholders”) properly exercised their right to redeem their shares for cash.

On December 30, 2022, an initial redemption payment was made by Continental Stock Transfer & Trust Company (“CST”), as trustee of the trust account set up at the time of the Company’s initial public offering for the benefit of the Company’s public stockholders (the “Trust Account”), to the Redeeming Stockholders at a rate of $10.10 per share and, on January 11, 2023, CST made an additional redemption payment (the “Additional Payment”) to the Redeeming Stockholders at a rate of $0.02841302 per share, for a total redemption payment per share of $10.12841302. It was later determined that the Company did not withdraw all of the interest from the Trust Account that it was allowed to withdraw to cover income and franchise taxes and, therefore, the Additional Payment should have been $0.00157381 per share, for a total redemption payment of $10.10157381 per share. This meant that the Redeeming Stockholders were overpaid in the amount of $0.02683921 per share (the “Overpayment Amount”).

The Redeeming Stockholders are in the process of being notified of this situation and are being instructed to return the Overpayment Amount to CST. Anyone with questions about the contents of this report, can reach out to CST at spacredemptions@continentalstock.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2023

THUNDER BRIDGE CAPITAL PARTNERS III, INC.

By:	/s/ Gary A. Simanson
Name:	Gary A. Simanson
Title:	Chief Executive Officer

2